SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                  July 2, 2008
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                         Date of Earliest Reported Event

                              AMEN PROPERTIES, INC.
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             (Exact name of registrant as specified in its Charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                    000-22847
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                            (Commission File Number)

                                   54-1831588
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                        (IRS Employer Identification No.)

                         303 W. Wall Street, Suite 2300
                              Midland, Texas 79701
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               (Address of principal executive offices) (Zip Code)

                                 (432) 684-3821
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              (Registrant's telephone number, including area code)

                                       NA

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          (Former Name or Former Address, if Changed Since Last Report)

  Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act
                                    of 1934

                                    FORM 8-K


Item 1.01 - Entry Into a Material Definitive Agreement


As previously disclosed in the 8-K filed on December 18, 2007, Amen Properties, Inc. (the "Company") entered into a Securities Purchase and Note Agreement (the "Securities Agreement") on December 17, 2007 for the purpose of raising capital in connection with the acquisition of oil and gas interests (the "Acquired Properties") from Santa Fe Energy Trust and Devon Energy Production Company, L.P (the "Sellers"). Under the terms of the Securities Agreement, the Company issued $4.3 million in Series D Preferred Stock and $2.7 million in promissory notes (the "Notes") to an investment group that includes two of the Company's directors, Eric Oliver and Bruce Edgington. The holders (the "Holders") of the promissory notes received warrants for the purchase of 450,000 shares of the Company's common stock (the "Warrants") at a price of $6.02 per share. The due date of the Notes and the expiration date of the Warrants were both initially set at June 30, 2008.


Pursuant to NASDAQ regulations, the issuance of shares of the Company's common stock upon the exercise of the Warrants requires shareholder approval. SEC regulations require that shareholders be provided with audited financial statements for the Acquired Properties in connection with such shareholder approval. As disclosed in the 8-K/A filed on February 22, 2008, the Sellers have not provided the Company with the information necessary to prepare the required financial statements and the Company is still working toward providing those financial statements to the Company's shareholders.


Without shareholder approval for the issuance of the Warrant shares, the Warrants could not be exercised prior to their expiration on June 30, 2008 and the Holders desired an extension of the warrant exercise period. Similarly, without the proceeds from the exercise of the Warrants, the Company desired an extension of the maturity date of the Notes. Therefore, effective June 25, 2008 the Company and the Holders amended the Notes and Warrants to extend their due date and expiration date to June 30, 2009. The Company anticipates the exercise of the Warrants and retirement of the Notes as soon as the shareholder approval is received.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AMEN Properties, Inc.
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                                  (Registrant)


                                  By:      /s/  Jon M Morgan
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 Date:  July 7, 2008                  Jon M Morgan, Chief Executive Officer
                                      (Signature)